CIGNA INVESTMENT
                                                                      SECURITIES
                                                   -----------------------------

                                                            First Quarter Report
                                                                  March 31, 2004

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Dear Shareholders:

Our report for CIGNA Investment Securities (the "Fund") covering the quarter ended March 31, 2004 follows.

Market Summary

The fixed income markets, as represented by the Lehman Brothers Aggregate Bond Index (Index), surpassed general expectations in the first quarter, despite a volatile March caused by heightened global political risk and mixed economic news. During this period, the Index posted a nominal return of 2.66%, up 234 basis points (bps) from last quarter and 127 bps ahead of first quarter 2003; it also outperformed the S&P 500 Index by 97 bps.

The Treasury market, in a surprise move, rallied in the first quarter, registering a 2.93% total return (as measured by the Lehman Brothers Government Bond Index) to outpace the broader Index. Renewed fears of terrorist activity, a dismal jobs report prior to robust numbers in March, the Federal Reserve's "no change" position on monetary policy, and heavy Asian buying of U.S. Government securities helped boost Treasury demand.

In the Mortgage Backed Securities (MBS) market, banks and foreign investors were attracted to the high yield from MBS and absorbed some of the supply, strong technicals helped valuations remain at high levels, and the recent wave of refinancing slowed to keep volatility low. In this environment, the Lehman Brothers MBS Index generated nominal returns of 1.92%.

The high yield sector leveled off in the first quarter from its strong recovery in 2003. Compared with last quarter's 5.91% return, the Lehman Brothers High Yield Bond Index at the end of March generated a 2.34% total return to outperform U.S. equities, but it fell short of the 3.27% return delivered by investment-grade credits (as measured by the Lehman Brothers U.S. Credit Index). First-quarter returns for emerging debt markets, while the lowest since 2001, reported healthy results. The JP Morgan Emerging Markets Bond Index Plus registered a quarterly return of 3.26%.

Performance

The Fund returned 2.39% for the first quarter based on its net asset value, underperforming the Lehman Brothers Aggregate Bond Index by 27 bps. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange, was 2.86% for the first quarter of the year.

The Fund benefited from continued strong performance gains from our issue selection in investment-grade credits during the quarter. However, the Fund's modest, short-of-Index duration bias hindered results, as Treasuries rallied during the quarter and interest rates remained low.

The list of corporate issuers owned by the Fund with solid performance in the quarter included names in the wireline communications industry such as TPSA Finance, Telus Corporation and Centaur Funding. A repeat top performer in the banking industry this quarter was HVB Funding Trust, one of the European financial institutions we continue to favor for its program to improve credit quality. In the electric group, FirstEnergy Corporation outperformed the overall corporate bond market.


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Our allocation to the high yield bond market also detracted from first quarter results, but our holdings of high yield airline bonds again contributed positively to performance. Our small allocation to Emerging Markets detracted from performance in the quarter.

As Treasuries rallied, MBS durations were shortened during the quarter. The Fund's holdings of call-protected prepayment penalty bonds partially offset the negative impact of declining durations as yields moved lower. We remained underweight in Agency bonds in the belief that other market sectors offered better spread and value opportunities.

Outlook

With prospects for a sustainable economic recovery improving and barring any new political or geopolitical events, Treasury yields should rise and the yield curve should flatten--portending higher interest rates in the months ahead. We further expect Treasury issuance to continue to increase, as the 20-year ideology of reduced government shifts to an era of re-regulation and increased government cost. In this environment, we believe that ultimately the Treasury market will underperform other bond market sectors and that the credit quality of U.S. Government securities will be slightly diminished relative to corporate bonds.

The backdrop for investment-grade credits continues to be solid. Our macroeconomic outlook is favorable, investor appetite for risk is more positive, and credit fundamentals continue to improve. While we expect corporate bond volatility to persist, excess return performance for this sector should still continue to be positive, albeit at significantly lower levels than the record set in 2003.

The high yield market performed well last year, and the default rate trended downward. However, we believe that relative value of the sector has decreased.

In the MBS market, mortgage refinancing is likely to slow and bank demand for mortgage product may diminish, as the share of MBS holdings declines relative to new commercial and industrial loans made to expanding businesses.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

Note: This commentary is not part of the First Quarter Report to Shareholders.
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CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.


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CIGNA Investment Securities
Financial Summary
For the Three Months Ended March 31 (Unaudited)
(In Thousands)
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
                                                           2004      2003
                                                           ----      ----
Net investment income                                     $1,024    $1,179
Net realized and unrealized gain (loss)                    1,121       420
Per share:
  Net investment income                                   $ 0.21    $ 0.27
  Dividends from net investment income                    $ 0.23    $ 0.24
  Net asset value at end of period                        $19.15    $18.83

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Net Investment Income Per Share
For the Three Months Ended March 31 (Unaudited)
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
2004      2003      2002      2001      2000
-------   -------   -------   -------   ------
$0.21     $0.27     $0.19     $0.27     $0.28

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Statement of Assets and Liabilities
March 31, 2004 (Unaudited)
(In Thousands)
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
Assets:
Investments in securities at value
  (Cost--$86,573)                                                 $  90,542
Cash                                                                      8
Interest receivable                                                   1,017
Receivable for investments sold                                         532
Investment for Trustees' deferred compensation plan                     201
Swap contracts receivable                                                 6
                                                                  ---------
     Total assets                                                    92,306
                                                                  ---------
Liabilities:
Deferred Trustees' fees payable                                         201
Payable for investments purchased                                       165
Payable for forward curency contracts                                    43
Advisory fees payable                                                    40
Custodian fees payable                                                   24
Insurance expense payable                                                19
Audit and legal fees payable                                             17
Shareholder reports payable                                              15
Administrative services fees payable                                     11
Transfer agent fees payable                                               8
Other                                                                     8
                                                                  ---------
     Total liabilities                                                  551
                                                                  ---------
Net Assets                                                        $  91,755
                                                                  =========
Net Asset Value Per Share
Applicable to 4,792 shares of $0.10 par value capital stock
  outstanding (12,000 shares authorized)                          $   19.15
                                                                  =========


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CIGNA Investment Securities
Statement of Operations and Change in Net Assets
For the Three Months Ended March 31, 2004 (Unaudited)
(In Thousands)
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
Investment Income:
  Interest income                                                                   $  1,236
  Dividend income                                                                         10
                                                                                    --------
                                                                                       1,246
Expenses:
  Investment advisory fees                                               $    117
  Custodian fees                                                               30
  Transfer agent fees                                                          17
  Shareholder reports                                                          16
  Administrative services fees                                                 13
  Auditing and legal fees                                                      13
  Trustees' fees                                                                9
  Stock exchange fees                                                           6
  Other                                                                         1
                                                                         --------
     Total Expenses                                                           222
                                                                         --------
Net Investment Income                                                                  1,024
  Net realized gain from investments                                                     521
  Net realized gain from forward currency contracts                                       92
  Net realized loss from futures contracts                                              (173)
  Net realized gains from swap contracts                                                  24
  Net change in unrealized appreciation on investments                                   922
  Net change in unrealized depreciation on forward currency contracts                    (93)
  Net change in unrealized depreciation on futures contracts                            (172)
                                                                                    --------
Net Increase in Net Assets from Operations                                             2,145
Distributions to shareholders from net
  investment income                                                                   (1,102)
                                                                                    --------
Net Increase in Net Assets                                                             1,043
Net Assets:
  Beginning of period                                                                 90,712
                                                                                    --------
  End of period (includes overdistributed net investment
     income of ($665))                                                              $ 91,755
                                                                                    ========


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CIGNA Investment Securities                                 --------------------
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Printed on recycled paper
542775 3/04
                                                                   INACM-Q1-3/04